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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of earliest event reported): May 24, 2004


                              EMERGING VISION, INC.
             (Exact name of registrant as specified in its charter)


         New York                     1-14128                    11-3096941
(State or other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


                         100 Quentin Roosevelt Boulevard
                           Garden City, New York 11530
               (Address of principal executive offices) (Zip Code)

                                 (516) 390-2100
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events

     On May 24, 2004, Emerging Vision, Inc. (the "Registrant") amended Article II, Section 2 and Article III, Section 3 of the Registrant's bylaws, which provide, respectively, for the manner in which shareholder proposals and nominations for directors are made. A copy of such amendment is attached as
Exhibit 3.9 hereto.

     On June 9, 2004, the Registrant issued a press release announcing that, on June 7, 2004, its Senior Vice President, Co-Chief Operating Officer and Chief Financial Officer, Christopher G. Payan, was appointed Chief Executive Officer of the Registrant, and that Brian Alessi, who has served as EVI's Corporate Controller since January 2002, will succeed Mr. Payan as EVI's Chief Financial Officer. A copy of such press release is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.



Exhibit No.       Document
-----------       --------

 3.9              Second Amendment to Amended and Restated By-Laws of Emerging
                     Vision, Inc.

99.1              Press Release, dated June 9, 2004, issued by Emerging Vision,
                     Inc.






                          [Signature on following page]





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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EMERGING VISION, INC.


                                            By:    /s/ Christopher G. Payan
                                               -----------------------------
                                            Name:  Christopher G. Payan
                                            Title: Chief Executive Officer



Date:    June 16, 2004












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

                                                                     Exhibit 3.9

                                SECOND AMENDMENT
                                       TO
                           AMENDED AND RESTATED BYLAWS
                                       OF
                              EMERGING VISION, INC.


     1. The Amended and Restated Bylaws of Emerging Vision, Inc. are hereby further amended to:

     (a) delete therefrom the provisions of the second full paragraph of Article II, Section 2, commencing with the words "provided, however," and ending with the words "whichever first occurs", and the same shall be replaced as follows:
"provided, however, if during the prior year the corporation did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before the corporation mails the proxy statement for the current year"; and

     (b) delete therefrom the provisions of the second full paragraph of Article III, Section 3, commencing with the words "Provided, however," and ending with the words "whichever first occurs", and the same shall be replaced as follows:
"provided, however, if during the prior year the corporation did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a nomination for the election of director(s) has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before the corporation mails the proxy statement for the current year".

     2. The foregoing amendment to the Amended and Restated Bylaws of Emerging Vision, Inc. was authorized by the Board of Directors of Emerging Vision, Inc. at a special meeting of the Board, held on May 24, 2004.

     IN WITNESS WHEREOF, the undersigned duly authorized officer of Emerging Vision, Inc. has executed this Second Amendment to the Amended and Restated Bylaws of Emerging Vision, Inc. as of May 24, 2004.



                                            /s/ Christopher G. Payan
                                          -----------------------------
                                            Christopher G. Payan
                                            Chief Executive Officer

                                                                    Exhibit 99.1

                                                           FOR IMMEDIATE RELEASE


                         EMERGING VISION, INC. APPOINTS
                  CHRISTOPHER PAYAN AS CHIEF EXECUTIVE OFFICER


     GARDEN CITY,  N.Y. - June 9, 2004 -Emerging  Vision,  Inc.  ("EVI") (OTCBB:
ISEE.OB) announced today that its Senior Vice President, Co-Chief Operating Officer and Chief Financial Officer, Christopher G. Payan, was appointed Chief Executive Officer of the Company on June 7, 2004.

     Mr. Payan joined EVI in July 2001 as its Vice President of Finance. In December 2001, he was appointed EVI's Chief Financial Officer, and in April 2002, was appointed one of its Co-Chief Operating Officers. As a key member of the management team that helped to rehabilitate EVI's operation and return it to profitability, Mr. Payan is ideally placed to build on previous successes by adding new vision for the continued growth and development of EVI. He is well equipped with substantial financial and operational experience, coupled with the industry knowledge he has developed during the past 3 years with EVI.

     "EVI is in a pivotal position in its lifecycle and I'm proud to be leading the EVI team as we follow through on our growth initiatives," Payan said. "Over the past 24 months, EVI has focused on strengthening and solidifying its operations, while maintaining its position as a significant player in the optical and franchise industries. I am privileged and delighted to be able to lead EVI into the next stage of its development and look forward to working with the Board and my outstanding management team to continue to drive and grow our business."

     Brian Alessi, who has served as EVI's Corporate Controller since January 2002, will succeed Mr. Payan as EVI's Chief Financial Officer.


About Emerging Vision

     Emerging Vision, Inc. operates one of the largest chains of retail optical stores, which includes one of the largest franchised optical chains in the United States, with approximately 168 franchised and Company-owned stores located in 19 states, the District of Columbia, Ontario, Canada and the U.S. Virgin Islands, principally operating under the names "Sterling Optical" and "Site for Sore Eyes".


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     THIS STATEMENT MAY CONTAIN CERTAIN  FORWARD-LOOKING  STATEMENTS,  WHICH MAY
INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS NOT UNDER THE COMPANY'S CONTROL, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE, OR EXPECTATIONS OF THE COMPANY. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THOSE DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------
Contact:

Georgeson Shareholder Communications Inc.
Jon Einsidler
(212) 440-9884













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